AMENDMENT NO. 2 TO EMPLOYMENT LETTER AGREEMENT

THIS AMENDMENT NO. 2 TO EMPLOYMENT LETTER AGREEMENT (“Amendment”) is made and entered into as of May 5, 2017 by and among Koppers Performance Chemicals Inc. (f/k/a Osmose, Inc.) (the “Company”) and Stephen C. Reeder (“Employee”).

The Company and Employee are parties to an Employment Letter Agreement, dated as of March 14, 2012 (the “Original Agreement”), as amended by that certain Amendment to Employment Letter Agreement, dated as of June 25, 2014 (the “First Amendment” and, together with the Original Agreement, the “Employment Agreement”).

Effective on and as of the date hereof, the parties have agreed to amend the Employment Agreement on the terms and subject to the conditions set forth below.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.	The Employment Agreement will be amended by:

a.	Deleting subsection (E) in the paragraph entitled “Termination” on page three of the Original Agreement in its entirety.

b.

Deleting the phrase “(the foregoing subsections (B), (C), (D) and (E) collectively referred to herein as the “Severance Payments”)” in lines 21 and 22 in the paragraph entitled “Termination” on page three of the Original Agreement and replacing it with the phrase “(the foregoing subsections (B), (C) and (D) collectively referred to herein as the “Severance Payments”)”.

c.	Deleting Section 2(h) of the First Amendment in its entirety and replacing it with “RESERVED.”

2.	Except as expressly amended by this Amendment, the Employment Agreement, and all of the terms and conditions thereof, will remain in full force and effect.

3.

Each party agrees, on written request of the other party, to do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the requesting party to implement the provisions and purposes of this Amendment.

4.	This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment, but all of which together will constitute one and the same Amendment.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

KOPPERS PERFORMANCE CHEMICALS INC.

By _/s/ Steven R. Lacy__________

Name:  Steven R. Lacy

Title: Secretary

EMPLOYEE

_/s/ Stephen C. Reeder ______________

Stephen C. Reeder